                                                   As filed pursuant to Rule 497
                                                   under the Securities Act 1933
                                                   Registration No. 333-102134


                           AIG LIFE INSURANCE COMPANY
                               VARIABLE ACCOUNT I
                                Supplement to the
                       GALLERY VARIABLE ANNUITY PROSPECTUS
                                Dated May 1, 2003
--------------------------------------------------------------------------------

The Administration of the Contract section of the prospectus located on page 25 is supplemented with the following:

We send out transaction confirmations and quarterly statements. During the Accumulation Phase, you will receive confirmation of transactions within your contract. Transactions made pursuant to contractual or systematic agreements, such as deduction of the Contract Maintenance Charge and Dollar Cost Averaging, may be confirmed quarterly. Purchase Payments received through the automatic payment plan or a salary reduction arrangement may also be confirmed quarterly. For all other transactions, We send confirmations immediately. It is your responsibility to review these documents carefully and notify Us of any inaccuracies immediately. We investigate all inquiries. To the extent that We believe We made an error, We retroactively adjust your contract, provided you notify Us within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments We deem warranted are made as of the time We receive notice of the error.

Please contact our Annuity Service Center if you have any comment, question or service request:

Delaware Valley Financial Services
P.O. Box 3031
Berwyn, PA 19312-0031
(800) 255-8402






Date:  June 4, 2003


                Please keep this Supplement with your Prospectus.

                                   Page 1 of 1